Exhibit 99.1

UnionBanCal Corporation Reports 18% Increase in First Quarter Earnings Per Share

     SAN FRANCISCO--(BUSINESS WIRE)--April 20, 2004--UnionBanCal Corporation (NYSE:UB) today reported first quarter 2004 net income of $157.5 million, or $1.05 per diluted common share, compared with $135.5 million, or $0.89 per diluted common share, for first quarter 2003. Net income increased 16.2 percent, while net income per diluted common share increased 18.0 percent. There were no operating earnings adjustments in first quarter 2004 or first quarter 2003.
     Compared with fourth quarter 2003, operating earnings increased $0.9 million, or 0.6 percent, and operating earnings per diluted common share were unchanged at $1.05. Operating earnings for fourth quarter 2003 excluded the after-tax effect of a $7.8 million accrual related to a pre-litigation claim.
     "I am pleased with our first quarter results," stated Norimichi Kanari, President and Chief Executive Officer. "Our core deposit businesses generated robust growth, driving our average all-in cost of funds down to just 0.47 percent for the quarter. We also saw a 14 percent increase in noninterest income, spurred by growth in service charges on deposits and insurance brokerage fees. Credit quality continued to improve, with nonperforming assets declining to 0.57 percent of total assets, net charge-offs of only $13 million, and a negative provision for credit losses of $5 million.
     "In addition to strong earnings growth and improved credit quality, I am pleased to report that our return on equity was 16.0 percent for first quarter, an improvement of 185 basis points over last year."

     First Quarter Total Revenue

     For first quarter 2004, total revenue (taxable-equivalent net interest income plus noninterest income) was $612.4 million, an increase of $35.3 million, or 6.1 percent, compared with first quarter 2003. Net interest income increased 2.5 percent, and noninterest income increased 13.7 percent. Compared with fourth quarter 2003, total revenue was $16.5 million, or 2.8 percent, higher with net interest income increasing 2.3 percent, and noninterest income increasing 3.6 percent.

     First Quarter Net Interest Income (Taxable-equivalent)

     Net interest income was $401.2 million in first quarter 2004, up $9.8 million from the same quarter a year ago. Volume gains in deposits and earning assets were partially offset by the effects of the lower interest rate environment and a shift in the mix of earning assets. Average earning assets grew $4.0 billion, or 11.6 percent, primarily due to a $4.4 billion, or 62.4 percent, increase in average securities, partially offset by a $581 million, or
2.2 percent, decrease in average loans. Average residential mortgages increased $902 million, or 13.8 percent, and average commercial mortgages increased $210 million, or 5.1 percent. Average commercial loans decreased $1.5 billion, or
14.5 percent, primarily due to continued soft commercial loan demand. Average noninterest bearing deposits increased $2.7 billion, or 18.9 percent, despite a
0.6 percent decrease in title and escrow deposits. Average noninterest bearing deposits represented 46.6 percent of total deposits, up from 45.4 percent in the same quarter a year ago. The annualized average all-in cost of funds was 0.47 percent.
     Due to the lower interest rate environment, the average yield on earning assets of $38.9 billion declined 58 basis points year-over-year, while the average rate on interest bearing liabilities of $21.3 billion fell 33 basis points. The net interest margin in first quarter 2004 was 4.14 percent, a decrease of 39 basis points compared with first quarter 2003.
     On a sequential quarter basis, net interest income increased $9.2 million, or 2.3 percent. Average earning assets increased $1.2 billion, or 3.1 percent, due to an increase in average securities of $1.2 billion, or 12.1 percent, while average loans were flat. Average residential mortgages increased $174 million, or 2.4 percent, and average commercial mortgages increased $87 million, or 2.0 percent. Average commercial loans decreased $284 million, or 3.1 percent, primarily due to continued soft commercial loan demand. Average noninterest bearing deposits increased $508 million, or 3.1 percent. The net interest margin was unchanged at 4.14 percent.

     First Quarter Noninterest Income

     In first quarter 2004, noninterest income was $211.2 million, up $25.4 million, or 13.7 percent, from the same quarter a year ago. Noninterest income represented 34.5 percent of total revenue in the quarter, up from 32.2 percent during the same period last year. Service charges on deposit accounts increased $8.8 million, or 12.2 percent, primarily due to higher deposit volumes and higher account analysis and overdraft fees. Insurance commissions increased $8.5 million, to $21.7 million, primarily reflecting the April 2003 acquisition of Tanner Insurance Brokers and the December 2003 acquisition of Knight Insurance Agency. Trust and investment management fees increased $3.1 million, or 9.6 percent, primarily due to an increase in assets under administration. International commissions and fees increased $2.2 million, or 14.3 percent, primarily due to higher fees on foreign remittances.
     Noninterest income increased $7.4 million, or 3.6 percent, on a sequential quarter basis. Insurance commissions increased $4.1 million, or 23.5 percent, primarily due to seasonal factors. Service charges on deposit accounts increased $1.7 million, or 2.2 percent, primarily due to higher deposit volumes.

     First Quarter Noninterest Expense

     Noninterest expense for first quarter 2004 was $373.1 million, an increase of $30.5 million, or 8.9 percent, over first quarter 2003. Salaries and employee benefits expense increased $21.3 million, or 10.8 percent, primarily due to higher employee count associated with acquisitions and de novo branch openings, annual merit increases and higher performance-related incentive expense. Net occupancy expense increased $3.9 million, or 14.3 percent, primarily due to acquisitions and de novo branch openings. Intangible asset amortization expense was $4.2 million, an increase of $1.7 million compared with prior year, due to recent acquisitions.
     Compared with fourth quarter 2003, noninterest expense on an operating basis increased $15.0 million, or 4.2 percent, primarily due to higher employee benefits expense, which increased primarily due to annual seasonal factors increasing payroll taxes and 401(k) contributions, and higher healthcare expense. Noninterest expense on an operating basis for fourth quarter 2003 excluded the effect of a $7.8 million accrual related to a pre-litigation claim.

     Income Tax Expense

     The effective tax rate for first quarter 2004 was 35.3 percent, compared with an effective tax rate of 33.6 percent for first quarter 2003. The increase in the effective tax rate was due to higher California state taxes in 2004.
     The state of California requires the Company to file franchise tax returns as a member of a unitary group that includes the majority shareholder, The Bank of Tokyo-Mitsubishi, Ltd. (BTM), and other affiliates of the Mitsubishi Tokyo Financial Group (MTFG). Changes in MTFG's taxable profits affect the Company's California taxes. The Company's effective tax rate in 2004 is higher partially as a result of increased profits reported by MTFG for its most recent reporting period, as well as projected profit increases due to improving economic conditions in Japan.

     Credit Quality

     Nonperforming assets at March 31, 2004, were $263 million, or 0.57 percent of total assets. This compares with $287 million, or 0.68 percent of total assets at December 31, 2003, and $387 million, or 0.96 percent of total assets, at March 31, 2003.
     The allowance for credit losses declined $12 million during first quarter, which included the effect of a negative provision for credit losses of $5 million, and an overall improvement in credit quality in the loan portfolio. In fourth quarter 2003, the provision for credit losses was zero, and in first quarter 2003, the provision was $30 million. Net loans charged off in first quarter 2004 were $13 million, compared with $18 million in fourth quarter 2003, and $53 million in first quarter 2003.
     At March 31, 2004, the allowance for credit losses as a percent of total loans and as a percent of nonaccrual loans was 2.00 percent and 203.0 percent, respectively. These ratios were 2.05 percent and 189.5 percent, respectively, at December 31, 2003, and 2.21 percent and 151.6 percent, respectively, at March 31, 2003.

     Balance Sheet and Capital Ratios

     At March 31, 2004, the Company had total assets of $46.1 billion and total deposits of $39.0 billion. Total stockholders' equity was $4.0 billion and the tangible equity ratio was 7.92 percent. Book value per share was $27.12, up 7.0 percent from a year earlier. The Company's Tier I and total risk based capital ratios at March 31, 2004, were 10.28 percent and 13.05 percent, respectively.

     Stock Repurchases

     During first quarter 2004, the Company repurchased 829,700 shares of common stock at an average price of $53.09 per share. At March 31, 2004, the Company had authority from its Board of Directors to repurchase an additional $58 million of common stock.
     Common shares outstanding at March 31, 2004, were 147.5 million, a decrease of 2.7 million shares, or 1.8 percent, from one year earlier.

     Second Quarter/Full Year 2004 Earnings Per Share Guidance

     The Company currently estimates that second quarter 2004 fully diluted earnings per share will be in the range of $1.05 to $1.10. Full year 2004 fully diluted earnings per share are estimated to be in the range of $4.25 to $4.45.

Use of Non-GAAP Financial Measures

     This press release contains certain references to operating earnings, and other financial measures identified as being stated on "an operating basis" or qualified by the word "operating", that include adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). Operating earnings, as used herein, differs from net income reported under GAAP in that operating earnings excludes unusual or non-recurring charges, losses, credits or gains. Similarly, other financial measures that are identified herein as being stated on "an operating basis" or qualified by the word "operating" exclude these unusual or non-recurring charges, losses, credits or gains. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Because these items and their impact on the Company's performance are difficult to predict, management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company's core business results by investors. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. For a detailed reconciliation of data presented on an operating basis to GAAP financial measures, please refer to
Exhibit 4 accompanying this press release.

     Forward-Looking Statements

     The following appears in accordance with the Private Securities Litigation Reform Act: This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements can be identified by looking at the fact that they do not relate strictly to historical or current facts. Often, they include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." They may also consist of annualized amounts based on historical interim period results. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, government policies and regulations (including monetary and fiscal policies), legislation, economic conditions, credit quality of borrowers, operational factors, competition in the geographic and business areas in which the Company conducts its operations, and global political and general economic conditions. A complete description of the Company, including related risk factors, is discussed in the Company's public filings with the Securities and Exchange Commission, which are available by calling (415) 765-2969 or online at http://www.sec.gov. All forward-looking statements included in this press release are based on information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

     Conference Call and Webcast

     The Company will conduct a conference call to review first quarter results at 8:30 AM PDT (11:30 AM EDT) on April 21, 2004. Interested parties calling from locations within the United States should call 888-428-4478 (651-291-0900 from outside the United States) 10 minutes prior to the beginning of the conference.
     A live webcast of the call will be available at http://www.uboc.com. Simply follow the links to the Investor Relations section of the website. The webcast replay will be available on the website within 24 hours after the conclusion of the call, and will remain on the website for a period of one year.
     A recorded playback of the conference call will be available by calling 800-475-6701, (320-365-3844 from outside the United States) from approximately 12:00 PM PDT (3:00 PM EDT), April 21, through 11:59 PM PDT, April 28 (2:59 AM EDT, April 29). The reservation number for this playback is 725003.
     Based in San Francisco, UnionBanCal Corporation is a bank holding company with assets of $46.1 billion at March 31, 2004. Its primary subsidiary, Union Bank of California, N.A., had 298 banking offices in California, 4 banking offices in Oregon and Washington and 21 international facilities, at March 31, 2004.


              UnionBanCal Corporation and Subsidiaries
                  Financial Highlights (Unaudited)

On a Reported Earnings Basis:   As of and for the Three Months Ended
------------------------------ --------------------------------------
                                 March 31,   December 31,  March 31,
(Dollars in thousands, except
 per share data)                      2003         2003         2004
------------------------------ ------------ ------------ ------------
Results of operations:

Net interest income (1)           $391,404     $392,057     $401,223
Noninterest income                 185,771      203,841      211,205
                               ------------ ------------ ------------
Total revenue                      577,175      595,898      612,428
Noninterest expense                342,600      365,888      373,106
Provision for credit losses         30,000            -       (5,000)
                               ------------ ------------ ------------
Income before income taxes (1)     204,575      230,010      244,322
Taxable-equivalent adjustment          624          637          802
Income tax expense                  68,434       77,554       86,033
                               ------------ ------------ ------------
Net income                        $135,517     $151,819     $157,487
                               ============ ============ ============

Per common share:

Net income-basic                     $0.90        $1.04        $1.07
Net income-diluted                    0.89         1.02         1.05
Dividends (2)                         0.28         0.31         0.31
Book value (end of period)           25.35        25.66        27.12
Common shares outstanding (end
 of period)                    150,217,620  145,758,156  147,474,843
Weighted average common shares
 outstanding - basic           150,616,367  145,526,885  147,400,298
Weighted average common shares
 outstanding - diluted         152,012,570  148,468,297  149,952,021

Balance sheet (end of period):

Total assets                   $40,387,343  $42,498,467  $46,102,177
Total loans                     26,536,272   25,944,628   26,036,305
Nonaccrual loans                   386,583      281,201      256,741
Nonperforming assets               386,972      286,890      262,836
Total deposits                  33,252,751   35,532,283   39,005,555
Junior subordinated debt                 -      363,940       16,243
Trust preferred securities         363,050            -            -
Stockholders' equity             3,808,025    3,740,436    3,999,061

Balance sheet (period
 average):

Total assets                   $38,348,203  $41,790,183  $43,051,127
Total loans                     26,723,057   26,148,028   26,141,856
Earning assets                  34,826,771   37,701,116   38,876,228
Total deposits                  31,078,388   35,156,404   35,939,525
Stockholders' equity             3,874,293    3,697,618    3,949,888

Financial ratios:

Return on average assets (3)          1.43%        1.44%        1.47%
Return on average
 stockholders' equity (3)            14.19%       16.29%       16.04%
Efficiency ratio (4)                 59.35%       61.41%       60.84%
Net interest margin (1)               4.53%        4.14%        4.14%
Dividend payout ratio                31.11%       29.81%       28.97%
Tangible equity ratio                 9.00%        8.20%        7.92%
Tier 1 risk-based capital
 ratio (5)                           11.33%       11.31%       10.28%
Total risk-based capital ratio
 (5)                                 13.08%       14.14%       13.05%
Leverage ratio (5)                    9.80%        9.03%        8.24%
Allowance for credit losses to
 total loans                          2.21%        2.05%        2.00%
Allowance for credit losses to
 nonaccrual loans                   151.64%      189.53%      202.97%
Net loans charged off to
 average total loans (3)              0.80%        0.27%        0.19%
Nonperforming assets to total loans,
 foreclosed assets, and distressed
 loans held for sale                   1.46%        1.11%        1.01%
Nonperforming assets to total
 assets                               0.96%        0.68%        0.57%

On an Operating Earnings
 Basis:
------------------------------
Selected financial data on an operating earnings basis
 (see bottom of exhibit 4 for non-recurring items):

Operating earnings per common
 share - basic                       $0.90        $1.08        $1.07
Operating earnings per common
 share - diluted                     $0.89        $1.05        $1.05
Operating return on average
 assets (3)                           1.43%        1.49%        1.47%
Operating return on average
 stockholders' equity (3)            14.19%       16.80%       16.04%
Operating efficiency ratio (4)       59.35%       60.11%       60.84%
Operating dividend payout
 ratio                               31.11%       28.70%       28.97%
---------------------------------------------------------------------

(1) Taxable-equivalent basis.
(2) Dividends per share reflect dividends declared on UnionBanCal
Corporation's common stock outstanding as of the declaration date.
(3) Annualized.
(4) The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income), as a percentage of net interest income (taxable-equivalent basis) and noninterest income.
(5) Estimated as of March 31, 2004.

 nm = not meaningful


               UnionBanCal Corporation and Subsidiaries
                   Financial Highlights (Unaudited)


                                                   Percent Change to
On a Reported Earnings Basis:                   March 31,  2004  from
----------------------------------------------------------------------
                                                    March 31, Dec. 31,


(Dollars in thousands, except per share data)           2003     2003
------------------------------------------------------------- --------
Results of operations:
Net interest income (1)                                 2.51%    2.34%
Noninterest income                                     13.69%    3.61%
Total revenue                                           6.11%    2.77%
Noninterest expense                                     8.90%    1.97%
Provision for credit losses                            nm        nm
Income before income taxes (1)                         19.43%    6.22%
Taxable-equivalent adjustment                          28.53%   25.90%
Income tax expense                                     25.72%   10.93%
Net income                                             16.21%    3.73%

Per common share:
Net income-basic                                       18.89%    2.88%
Net income-diluted                                     17.98%    2.94%
Dividends (2)                                          10.71%    0.00%
Book value (end of period)                              6.98%    5.69%
Common shares outstanding (end of period)             (1.83%)    1.18%
Weighted average common shares outstanding - basic    (2.14%)    1.29%
Weighted average common shares outstanding - diluted  (1.36%)    1.00%

Balance sheet (end of period):
Total assets                                           14.15%    8.48%
Total loans                                           (1.88%)    0.35%
Nonaccrual loans                                     (33.59%)  (8.70%)
Nonperforming assets                                 (32.08%)  (8.38%)
Total deposits                                         17.30%    9.77%
Junior subordinated debt                               nm     (95.54%)
Trust preferred securities                          (100.00%)    0.00%
Stockholders' equity                                    5.02%    6.91%

Balance sheet (period average):
Total assets                                           12.26%    3.02%
Total loans                                           (2.17%)  (0.02%)
Earning assets                                         11.63%    3.12%
Total deposits                                         15.64%    2.23%
Stockholders' equity                                    1.95%    6.82%

(1)  Taxable-equivalent basis.
(2) Dividends per share reflect dividends declared on UnionBanCal Corporation's common stock outstanding as of the declaration date.
(3)  Annualized.
(4) The efficiency ratio is noninterest expense, excluding foreclosed asset expense (income), as a percentage of net interest income
       (taxable-equivalent basis) and noninterest income.
(5)  Estimated as of March 31, 2004.

nm = not meaningful
                               Exhibit 1



               UnionBanCal Corporation and Subsidiaries
       Condensed Consolidated Statements of Income (Unaudited)
                      (Taxable-Equivalent Basis)

                    On a Reported Earnings Basis
----------------------------------------------------------------------

                                          For the Three Months Ended
                                         -----------------------------
                                         March 31, Dec. 31,  March 31,
(Amounts in thousands, except per share
 data)                                       2003      2003      2004
---------------------------------------- --------- --------- ---------
Interest Income
   Loans                                 $363,239  $335,777  $335,611
   Securities                              80,193    97,881   106,328
   Interest bearing deposits in banks         962       976       908
   Federal funds sold and securities
    purchased under resale agreements       1,677     1,993     1,959
   Trading account assets                     957       752       595
                                         --------- --------- ---------
       Total interest income              447,028   437,379   445,401
                                         --------- --------- ---------

Interest Expense
   Domestic deposits                       41,571    34,232    33,610
   Foreign deposits                         3,206     2,224     2,132
   Federal funds purchased and securities
    sold under repurchase agreements        1,327       638       681
   Commercial paper                         2,728     1,111     1,135
   Medium and long-term debt                1,866     2,423     3,139
   Preferred securities and trust notes     3,671     3,580     2,181
   Other borrowed funds                     1,255     1,114     1,300
                                         --------- --------- ---------
       Total interest expense              55,624    45,322    44,178
                                         --------- --------- ---------

Net Interest Income                       391,404   392,057   401,223
   Provision for credit losses             30,000         -    (5,000)
                                         --------- --------- ---------
       Net interest income after
        provision for credit losses       361,404   392,057   406,223
                                         --------- --------- ---------

Noninterest Income
   Service charges on deposit accounts     72,287    79,356    81,096
   Trust and investment management fees    32,675    35,102    35,822
   International commissions and fees      15,345    18,000    17,545
   Insurance commissions                   13,218    17,596    21,735
   Card processing fees, net                9,682     8,163     8,792
   Foreign exchange gains, net              6,934     8,534     8,344
   Brokerage commissions and fees           8,654     7,141     8,297
   Merchant banking fees                    6,018     9,469     7,467
   Securities gains, net                        -     2,267     1,622
   Other                                   20,958    18,213    20,485
                                         --------- --------- ---------
       Total noninterest income           185,771   203,841   211,205
                                         --------- --------- ---------

Noninterest Expense
   Salaries and employee benefits         198,107   206,466   219,423
   Net occupancy                           27,636    32,430    31,582
   Equipment                               16,671    16,689    17,271
   Communications                          13,844    12,228    13,410
   Software                                12,076    12,648    12,995
   Professional services                   12,014    10,302    11,303
   Foreclosed asset expense (income)           51       (56)      519
   Other                                   62,201    75,181    66,603
                                         --------- --------- ---------
       Total noninterest expense          342,600   365,888   373,106
                                         --------- --------- ---------

   Income before income taxes             204,575   230,010   244,322
   Taxable-equivalent adjustment              624       637       802
   Income tax expense                      68,434    77,554    86,033

                                         --------- --------- ---------
Net Income                               $135,517  $151,819  $157,487
                                         ========= ========= =========

Net income per common share - basic         $0.90     $1.04     $1.07
                                         ========= ========= =========
Net income per common share - diluted       $0.89     $1.02     $1.05
                                         ========= ========= =========
Weighted average common shares
 outstanding - basic                      150,616   145,527   147,400
                                         ========= ========= =========
Weighted average common shares
 outstanding - diluted                    152,013   148,468   149,952
                                         ========= ========= =========
                               Exhibit 2



               UnionBanCal Corporation and Subsidiaries
              Condensed Consolidated Statements of Income
                              (Unaudited)
                      (Taxable-Equivalent Basis)

                  On an Operating Earnings Basis (1)
         ----------------------------------------------------


                                          For the Three Months Ended
                                         -----------------------------
                                         March 31, Dec. 31,  March 31,
(Amounts in thousands, except per share
 data)                                       2003      2003      2004
                                         --------- --------- ---------
Interest Income
    Loans                                $363,239  $335,777  $335,611
    Securities                             80,193    97,881   106,328
    Interest bearing deposits in banks        962       976       908
    Federal funds sold and securities
     purchased under resale agreements      1,677     1,993     1,959
    Trading account assets                    957       752       595
                                         --------- --------- ---------
        Total interest income             447,028   437,379   445,401
                                         --------- --------- ---------

Interest Expense
    Domestic deposits                      41,571    34,232    33,610
    Foreign deposits                        3,206     2,224     2,132
    Federal funds purchased and
     securities sold under repurchase
     agreements                             1,327       638       681
    Commercial paper                        2,728     1,111     1,135
    Medium and long-term debt               1,866     2,423     3,139
    Preferred securities and trust notes    3,671     3,580     2,181
    Other borrowed funds                    1,255     1,114     1,300
                                         --------- --------- ---------
        Total interest expense             55,624    45,322    44,178
                                         --------- --------- ---------

Net Interest Income                       391,404   392,057   401,223
    Provision for credit losses            30,000         -    (5,000)
                                         --------- --------- ---------
        Net interest income after
         provision for credit losses      361,404   392,057   406,223
                                         --------- --------- ---------

Noninterest Income
    Service charges on deposit accounts    72,287    79,356    81,096
    Trust and investment management fees   32,675    35,102    35,822
    International commissions and fees     15,345    18,000    17,545
    Insurance commissions                  13,218    17,596    21,735
    Card processing fees, net               9,682     8,163     8,792
    Foreign exchange gains, net             6,934     8,534     8,344
    Brokerage commissions and fees          8,654     7,141     8,297
    Merchant banking fees                   6,018     9,469     7,467
    Securities gains, net                       -     2,267     1,622
    Other                                  20,958    18,213    20,485
                                         --------- --------- ---------
        Total noninterest income          185,771   203,841   211,205
                                         --------- --------- ---------

Noninterest Expense
    Salaries and employee benefits        198,107   206,466   219,423
    Net occupancy                          27,636    32,430    31,582
    Equipment                              16,671    16,689    17,271
    Communications                         13,844    12,228    13,410
    Software                               12,076    12,648    12,995
    Professional services                  12,014    10,302    11,303
    Foreclosed asset expense (income)          51       (56)      519
    Other                                  62,201    67,431    66,603
                                         --------- --------- ---------
        Total noninterest expense         342,600   358,138   373,106
                                         --------- --------- ---------

    Income before income taxes            204,575   237,760   244,322
    Taxable-equivalent adjustment             624       637       802
    Income tax expense                     68,434    80,538    86,033

                                         --------- --------- ---------
Net operating earnings                   $135,517  $156,585  $157,487
                                         ========= ========= =========

Net operating earnings per common share -
 basic                                      $0.90     $1.08     $1.07
                                         ========= ========= =========
Net operating earnings per common share -
 diluted                                    $0.89     $1.05     $1.05
                                         ========= ========= =========
Weighted average common shares
 outstanding - basic                      150,616   145,527   147,400
                                         ========= ========= =========
Weighted average common shares
 outstanding - diluted                    152,013   148,468   149,952
                                         ========= ========= =========

(1) See exhibit 4 for reconciliation of 'reported earnings' to 'operating earnings'
                               Exhibit 3



               UnionBanCal Corporation and Subsidiaries
              Condensed Consolidated Statements of Income
                      (Unaudited) Reconciliations
                      (Taxable-Equivalent Basis)

        Reported Earnings Reconciliation to Operating Earnings
----------------------------------------------------------------------
                                  For the Three Months Ended
                                       March 31, 2003

                                        Non-recurring
(Amounts in thousands,      Reported        Items         Operating
 except per share data)

Net Interest
 Income                      $391,404             $-       $391,404
 Provision for
  credit losses                30,000              -         30,000
                        -------------- -------------- --------------
   Net interest income
    after provision for
    credit losses             361,404              -        361,404
                        -------------- -------------- --------------

Noninterest Income

 All other (no
  adjustments)                185,771              -        185,771
                        -------------- -------------- --------------
   Total
    noninterest
    income                    185,771              -        185,771
                        -------------- -------------- --------------

Noninterest
 Expense

 Other  (1)                    62,201              -         62,201
 All other
 (no adjustments)             280,399              -        280,399
                        -------------- -------------- --------------
   Total
    noninterest
    expense                   342,600              -        342,600
                        -------------- -------------- --------------

 Income/Operating
  earnings before income
  taxes                       204,575              -        204,575
 Taxable- equivalent
  adjustment                      624              -            624
 Income tax
  expense (2)                  68,434              -         68,434

                        -------------- -------------- --------------
Net Income/
 Operating Earnings          $135,517             $-       $135,517
                        ============== ============== ==============

Net income/Operating
 earnings per common
 share - basic                  $0.90             $-          $0.90
                        ============== ============== ==============
Net income/Operating
 earnings per common
 share - diluted                $0.89             $-          $0.89
                        ============== ============== ==============
Weighted average common
 shares outstanding -
 basic                        150,616                       150,616
                        ==============                ==============
Weighted average common
 shares outstanding -
 diluted                      152,013                       152,013
                        ==============                ==============



Reported Net
 Income                      $135,517
                        ----------------------------------------------

Non-recurring Items

(1) Accrual related to a
    pre-litigation claim
   (4th quarter 2003)             -


(2) Tax impact of
    item listed
    above (1)                     -

                        ----------------------------------------------
Net Operating
 Earnings                    $135,517
                        ==============================================


                                      December 31, 2003
                        ---------------------------------------------
                                         Non-recurring
(Amounts in thousands,      Reported          Items        Operating
 except per share data)

Net Interest Income          $392,057             $-        $392,057
 Provision for
  credit losses                     -              -               -
                        -------------- -------------- ---------------
   Net interest income
    after provision for
    credit losses             392,057              -         392,057
                        -------------- -------------- ---------------

Noninterest Income

 All other
 (no adjustments)             203,841              -         203,841
                        -------------- -------------- ---------------
   Total noninterest
    income                    203,841              -         203,841
                        -------------- -------------- ---------------

Noninterest  Expense
 Other(1)                      75,181         (7,750)         67,431
 All other
 (no adjustments)             290,707              -         290,707
                        -------------- -------------- ---------------
   Total
    noninterest
    expense                   365,888         (7,750)        358,138
                        -------------- -------------- ---------------

 Income/Operating
  earnings before income
  taxes                       230,010          7,750         237,760
 Taxable-
  equivalent
  adjustment                      637              -             637
 Income tax
  expense (2)                  77,554          2,984          80,538

                        -------------- -------------- ---------------
Net Income/Operating
 Earnings                    $151,819         $4,766        $156,585
                        ============== ============== ===============

Net income/Operating
 earnings per common
 share - basic                  $1.04          $0.04           $1.08
                        ============== ============== ===============
Net income/Operating
 earnings per common
 share - diluted                $1.02          $0.03           $1.05
                        ============== ============== ===============
Weighted average common
 shares outstanding -
 basic                        145,527                        145,527
                        ==============                ===============
Weighted average common
 shares outstanding -
 diluted                      148,468                        148,468
                        ==============                ===============




Reported Net
 Income                      $151,819
                        ----------------------------------------------

Non-recurring Items

(1) Accrual related to a
    pre-litigation claim
   (4th quarter 2003)           7,750

(2) Tax impact of
    item listed
    above (1)                  (2,984)

                        ----------------------------------------------
Net Operating
 Earnings                    $156,585
                        ==============================================


                                        March 31, 2004
                        ----------------------------------------------
                                        Non-recurring
(Amounts in thousands,     Reported        Items         Operating
 except per share data)
-------------------------------------- -------------- ----------------

Net Interest
 Income                      $401,223             $-         $401,223
 Provision for
  credit losses                (5,000)             -           (5,000)
                        -------------- -------------- ----------------
   Net interest income
    after provision for
    credit losses             406,223              -          406,223
                        -------------- -------------- ----------------

Noninterest Income

 All other
 (no adjustments)             211,205              -          211,205
                        -------------- -------------- ----------------
   Total
    noninterest
    income                    211,205              -          211,205
                        -------------- -------------- ----------------

Noninterest Expense

Other(1)                       66,603              -           66,603
 All other
 (no adjustments)             306,503              -          306,503
                        -------------- -------------- ----------------
   Total
    noninterest
    expense                   373,106              -          373,106
                        -------------- -------------- ----------------

 Income/Operating
  earnings before income
  taxes                       244,322              -          244,322
 Taxable-
  equivalent
  adjustment                      802              -              802
 Income tax
  expense (2)                  86,033              -           86,033

                        -------------- -------------- ----------------
Net Income/Operating
 Earnings                    $157,487             $-         $157,487
                        ============== ============== ================

Net income/Operating
 earnings per common
 share - basic                  $1.07             $-            $1.07
                        ============== ============== ================
Net income/Operating
 earnings per common
 share - diluted                $1.05             $-            $1.05
                        ============== ============== ================
Weighted average common
 shares outstanding -
 basic                        147,400                         147,400
                        ==============                ================
Weighted average common
 shares outstanding -
 diluted                      149,952                         149,952
                        ==============                ================


Reported Net
 Income                      $157,487
                        ----------------------------------------------

Non-recurring
 Items

(1) Accrual related to a
    pre-litigation claim
   (4th quarter 2003)              -

(2) Tax impact of
    item listed
    above (1)                      -

                        ----------------------------------------------
Net Operating
 Earnings                    $157,487
                        ==============================================
                               Exhibit 4



               UnionBanCal Corporation and Subsidiaries
                      Consolidated Balance Sheets


                                (Unaudited)                (Unaudited)
                                 March 31,   December 31,   March 31,
(Dollars in thousands)              2003         2003          2004
------------------------------- ------------ ------------ ------------
Assets
Cash and due from banks          $2,480,626   $2,494,127   $2,154,170
Interest bearing deposits in
 banks                              226,893      235,158      243,585
Federal funds sold and
 securities purchased under
 resale agreements                1,736,800      769,720    3,517,500
                                ------------ ------------ ------------
        Total cash and cash
         equivalents              4,444,319    3,499,005    5,915,255
Trading account assets              305,102      252,929      285,305
Securities available for sale:
    Securities pledged as
     collateral                     117,092      106,560       97,040
    Held in portfolio             6,944,188   10,660,332   11,496,366
Loans (net of allowance for
 credit losses: March 31, 2003,
 $586,197; December 31, 2003,
 $532,970; March 31, 2004,
 $521,111)                       25,950,075   25,411,658   25,515,194
Due from customers on
 acceptances                        128,401       71,078       50,554
Premises and equipment, net         504,451      509,734      523,197
Intangible assets                    37,541       49,592       61,181
Goodwill                            150,846      226,556      314,994
Other assets                      1,805,328    1,711,023    1,843,091
                                ------------ ------------ ------------
        Total assets            $40,387,343  $42,498,467  $46,102,177
                                ============ ============ ============

Liabilities
Domestic deposits:
    Noninterest bearing         $15,727,203  $16,668,773  $18,736,656
    Interest bearing             15,944,421   17,146,858   18,238,967
Foreign deposits:
    Noninterest bearing             434,258      619,249      661,004
    Interest bearing              1,146,869    1,097,403    1,368,928
                                ------------ ------------ ------------
        Total deposits           33,252,751   35,532,283   39,005,555
Federal funds purchased and
 securities sold under
 repurchase agreements              282,135      280,968      325,238
Commercial paper                    852,494      542,270      478,039
Other borrowed funds                139,821      212,088      204,681
Acceptances outstanding             128,401       71,078       50,554
Other liabilities                 1,142,278      934,916    1,186,783
Medium and long-term debt           418,388      820,488      836,023
Junior subordinated debt
 payable to subsidiary grantor
 trust                                    -      363,940       16,243
UnionBanCal Corporation -
 obligated mandatorily
 redeemable preferred
 securities of subsidiary
 grantor trust                      363,050            -            -
                                ------------ ------------ ------------
        Total liabilities        36,579,318   38,758,031   42,103,116
                                ------------ ------------ ------------

Commitments and contingencies

Stockholders' Equity
Preferred stock:
    Authorized 5,000,000
     shares, no shares issued
     or outstanding as of
     March 31, 2003, December
     31, 2003, and March 31,
     2004                               -            -            -
Common stock, no stated value per share at
 March 31, 2003, and par value
  of $1 per share at December
  31, 2003 and March 31, 2004(1):
   Authorized 300,000,000
    shares, issued 150,217,620
    shares as of March 31, 2003,
    146,000,156 shares as of
    December 31, 2003, and
    148,546,543 shares as of
    March 31, 2004                  905,668      146,000      148,547
Additional paid-in capital                -      555,156      688,231
Treasury stock - 242,000 shares
 as of December 31, 2003 and
 1,071,700 shares as of
 March 31, 2004                           -      (12,846)     (56,932)
Retained earnings                 2,685,019    2,999,884    3,111,464
Accumulated other comprehensive
 income                             217,338       52,242      107,751
                                ------------ ------------ ------------
        Total stockholders'
         equity                   3,808,025    3,740,436    3,999,061
                                ------------ ------------ ------------
        Total liabilities and
         stockholders' equity   $40,387,343  $42,498,467  $46,102,177
                                ============ ============ ============


(1) On September 30, 2003, UnionBanCal Corporation changed its state of incorporation from California to Delaware, establishing a par value of $1 per share common stock.
                               Exhibit 5



               UnionBanCal Corporation and Subsidiaries
                          Loans (Unaudited)

                                                     Percent Change to
                             Three Months Ended           March 31,
                                                         2004  from
                          ------------------------- ------------------


                            March     Dec.   March     March     Dec.
                             31,      31,      31,       31,      31,
(Dollars in millions)        2003     2003     2004     2003     2003
------------------------- -------- -------- -------- -------- --------

Loans (period average)
   Commercial, financial
    and industrial        $10,406   $9,178   $8,894  (14.53%)  (3.09%)
   Construction             1,256    1,097    1,102  (12.26%)    0.46%
   Mortgage - Commercial    4,157    4,280    4,367     5.05%    2.03%
   Mortgage - Residential   6,559    7,287    7,461    13.75%    2.39%
   Consumer                 2,015    2,032    2,057     2.08%    1.23%
   Lease financing            784      666      649  (17.22%)  (2.55%)
   Loans originated in
    foreign branches        1,536    1,590    1,609     4.75%    1.19%
                          -------- -------- --------

   Total loans held to
    maturity              $26,713  $26,130  $26,139   (2.15%)    0.03%
   Total loans held for
    sale                       10       18        3  (70.00%) (83.33%)
                          -------- -------- --------

   Total loans            $26,723  $26,148  $26,142   (2.17%)  (0.02%)
                          ======== ======== ========

Nonperforming assets
 (period end)
   Nonaccrual loans:
   Commercial, financial
    and industrial           $273     $190     $178  (34.80%)  (6.32%)
   Mortgage - Commercial       26       38       27     3.85% (28.95%)
   Lease                       85       52       51  (40.00%)  (1.92%)
   Foreign                      3        1        1  (66.67%)    0.00%
                          -------- -------- --------

           Total
            nonaccrual
            loans             387      281      257  (33.59%)  (8.54%)
   Foreclosed assets            -        6        6     nm       0.00%
                          -------- -------- --------

           Total
            nonperforming
            assets           $387     $287     $263  (32.04%)  (8.36%)
                          ======== ======== ========

   Loans 90 days or more
    past due and
        still accruing        $19       $4       $7  (63.16%)   75.00%
                          ======== ======== ========

Analysis of Allowance for
 Credit Losses
   Beginning balance         $609     $551     $533

   Provision for credit
    losses                     30        -       (5)
   Foreign translation
    adjustment and other
     net additions
      (deductions) (1)          -        -        6

   Loans charged off:
   Commercial, financial
    and industrial            (38)     (29)     (20)
   Consumer                    (3)      (3)      (2)
   Lease financing            (19)       -        -
                          -------- -------- --------
   Total loans charged
    off                       (60)     (32)     (22)
                          -------- -------- --------

   Loans recovered:
   Commercial, financial
    and industrial              6       13        9
   Consumer                     1        1        -
                          -------- -------- --------
   Total loans recovered        7       14        9
                          -------- -------- --------
           Net loans
            charged-off       (53)     (18)     (13)
                          -------- -------- --------

   Ending balance            $586     $533     $521
                          ======== ======== ========



(1) Includes a transfer of $6 million related to the Business
Bancorp acquisition in the first quarter of 2004.

nm = not meaningful
                               Exhibit 6



               UnionBanCal Corporation and Subsidiaries
                    Net Interest Income (Unaudited)

                      For the Three Months Ended
----------------------------------------------------------------------


                                               March 31, 2003
                                       -------------------------------
                                                    Interest   Average
                                         Average     Income/   Yield/
(Dollars in                              Balance    Expense(1 )Rate(1)
 thousands)
----------------                       ------------ ------------------
Assets
Loans:(2)
 Domestic                              $25,186,678  $355,073    5.70 %
 Foreign(3)                              1,536,379     8,166    2.16
Securities -
 taxable                                 7,014,825    79,179    4.52
Securities -
 tax-exempt                                 41,943     1,014    9.67
Interest bearing deposits in banks         203,432       962    1.92
Federal funds
 sold and
 securities
 purchased under resale agreements         536,114     1,677    1.27
Trading account
 assets                                    307,400       957    1.26
                                       ------------ ---------
  Total earning
   assets                               34,826,771   447,028    5.18
                                                    ---------
Allowance for
 credit losses                            (603,240)
Cash and due
 from banks                              2,094,976
Premises and
 equipment, net                            506,964
Other assets                             1,522,732
                                       ------------
  Total assets                         $38,348,203
                                       ============
Liabilities
Domestic
 deposits:
 Interest
  bearing                               $9,365,182    18,809    0.81
 Savings and
  consumer time                          3,819,545    12,316    1.31
 Large time                              2,414,309    10,446    1.75
Foreign
 deposits(3)                             1,384,177     3,206    0.94
                                       ------------ ---------
  Total interest bearing deposits       16,983,213    44,777    1.07
                                       ------------ ---------
Federal funds purchased and securities
 sold under repurchase agreements          517,511     1,327    1.04
Commercial paper                           923,327     2,728    1.20
Other borrowed
 funds                                     172,870     1,255    2.94
Medium and long-
 term debt                                 399,729     1,866    1.89
Preferred securities and trust notes
 (4)                                       351,654     3,671    4.13
                                       ------------ ---------
  Total borrowed
   funds                                 2,365,091    10,847    1.85
                                       ------------ ---------
  Total interest bearing liabilities    19,348,304    55,624    1.16
                                                    ---------
Noninterest
 bearing
 deposits                               14,095,175
Other
 liabilities                             1,030,431
                                       ------------
  Total
   liabilities                          34,473,910
Stockholders'
 Equity
Common equity                            3,874,293
                                       ------------
  Total
   stockholders'
   equity                                3,874,293
                                       ------------
  Total liabilities and stockholders'
      equity                           $38,348,203
                                       ============
Net interest
 income/margin
  (taxable-
   equivalent
   basis)                                            391,404    4.53 %
Less: taxable-equivalent adjustment                      624
                                                    ---------
  Net interest
   income                                           $390,780
                                                    =========

----------------


                                             December 31, 2003
                                       ------------------------------
                                                    Interest   Average
                                         Average     Income/   Yield/
(Dollars in                              Balance    Expense(1) Rate(1)
 thousands)
----------------                       ------------ ------------------
Assets
Loans:(2)
 Domestic                              $24,558,585  $327,811    5.31 %
 Foreign(3)                              1,589,443     7,966    1.99
Securities -
 taxable                                10,187,342    96,923    3.80
Securities -
 tax-exempt                                 40,352       958    9.50
Interest bearing deposits in banks         246,196       976    1.57
Federal funds
 sold and
 securities
 purchased under resale agreements         777,261     1,993    1.02
Trading account
 assets                                    301,937       752    0.99
                                       ------------ ---------
  Total earning
   assets                               37,701,116   437,379    4.62
                                                    ---------
Allowance for
 credit losses                            (548,542)
Cash and due
 from banks                              2,330,478
Premises and
 equipment, net                            509,311
Other assets                             1,797,820
                                       ------------
  Total assets                         $41,790,183
                                       ============
Liabilities
Domestic
 deposits:
 Interest
  bearing                              $11,288,478    17,015    0.60
 Savings and
  consumer time                          4,099,123     9,151    0.89
 Large time                              2,208,516     8,066    1.45
Foreign
 deposits(3)                             1,315,803     2,224    0.67
                                       ------------ ---------
  Total interest bearing deposits       18,911,920    36,456    0.76
                                       ------------ ---------
Federal funds purchased and securities
 sold under repurchase agreements          380,867       638    0.66
Commercial paper                           544,270     1,111    0.81
Other borrowed
 funds                                     194,525     1,114    2.27
Medium and long-
 term debt                                 503,748     2,423    1.91
Preferred securities and trust notes
 (4)                                       351,522     3,580    4.07
                                       ------------ ---------
  Total borrowed
   funds                                 1,974,932     8,866    1.79
                                       ------------ ---------
  Total interest bearing liabilities    20,886,852    45,322    0.86
                                                    ---------
Noninterest
 bearing
 deposits                               16,244,484
Other
 liabilities                               961,229
                                       ------------
  Total
   liabilities                          38,092,565
Stockholders'
 Equity
Common equity                            3,697,618
                                       ------------
  Total
   stockholders'
   equity                                3,697,618
                                       ------------
  Total liabilities and stockholders'
      equity                           $41,790,183
                                       ============
Net interest
 income/margin
  (taxable-
   equivalent
   basis)                                            392,057    4.14 %
Less: taxable-equivalent adjustment                      637
                                                    ---------
  Net interest
   income                                           $391,420
                                                    =========

----------------


                                              March 31, 2004
                                      -------------------------------
                                                    Interest   Average
                                         Average     Income/   Yield/
(Dollars in                              Balance    Expense(1) Rate(1)
 thousands)
----------------                       ------------ ------------------
Assets
Loans:(2)
 Domestic                              $24,532,402  $327,933    5.38 %
 Foreign(3)                              1,609,454     7,678    1.92
Securities -
 taxable                                11,396,654   104,993    3.69
Securities -
 tax-exempt                                 65,813     1,335    8.11
Interest bearing deposits in banks         207,854       908    1.76
Federal funds
 sold and
 securities
 purchased under resale agreements         786,994     1,959    1.00
Trading account
 assets                                    277,057       595    0.86
                                       ------------ ---------
  Total earning
   assets                               38,876,228   445,401    4.60
                                                    ---------
Allowance for
 credit losses                            (534,226)
Cash and due
 from banks                              2,276,055
Premises and
 equipment, net                            519,962
Other assets                             1,913,108
                                       ------------
  Total assets                         $43,051,127
                                       ============
Liabilities
Domestic
 deposits:
 Interest
  bearing                              $11,390,393    16,556    0.58
 Savings and
  consumer time                          4,136,695     8,719    0.85
 Large time                              2,432,602     8,335    1.38
Foreign
 deposits(3)                             1,227,223     2,132    0.70
                                       ------------ ---------
  Total interest bearing deposits       19,186,913    35,742    0.75
                                       ------------ ---------
Federal funds purchased and securities
 sold under repurchase agreements          395,466       681    0.69
Commercial paper                           542,853     1,135    0.84
Other borrowed
 funds                                     187,829     1,300    2.78
Medium and long-
 term debt                                 806,062     3,139    1.57
Preferred securities and trust notes
 (4)                                       203,022     2,181    4.30
                                       ------------ ---------
  Total borrowed
   funds                                 2,135,232     8,436    1.59
                                       ------------ ---------
  Total interest bearing liabilities    21,322,145    44,178    0.83
                                                    ---------
Noninterest
 bearing
 deposits                               16,752,612
Other
 liabilities                             1,026,482
                                       ------------
  Total
   liabilities                          39,101,239
Stockholders'
 Equity
Common equity                            3,949,888
                                       ------------
  Total
   stockholders'
   equity                                3,949,888
                                       ------------
  Total liabilities and stockholders'
      equity                           $43,051,127
                                       ============
Net interest
 income/margin
  (taxable-
   equivalent
   basis)                                            401,223    4.14 %
Less: taxable-equivalent adjustment                      802
                                                    ---------
  Net interest
   income                                           $400,421
                                                    =========


1)Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.

(2)Average balances on loans outstanding include all nonperforming loans and loans held for sale. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(3)Foreign loans and deposits are those loans and deposits originated in foreign branches.

(4)Include interest expense for both trust preferred securities and trust notes.
                              Exhibit 7



               UnionBanCal Corporation and Subsidiaries

        On a Reported Earnings Basis (reference to exhibit 2)

                    Noninterest Income (Unaudited)


                                                 Percentage Change to
                   For the Three Months Ended    March 31 , 2004 from
                  -----------------------------  --------------------
                  March 31, December  March 31,  March 31,   December
                               31,                              31,
 (Dollars in
  thousands)          2003      2003      2004        2003      2003
 ---------------- --------- --------- ---------  ----------  --------
 Service charges
  on deposit
  accounts         $72,287   $79,356   $81,096       12.19  %   2.19 %
 Trust and
  investment
  management fees   32,675    35,102    35,822        9.63      2.05
 International
  commissions and
  fees              15,345    18,000    17,545       14.34     (2.53)
 Insurance
  commissions       13,218    17,596    21,735       64.43     23.52
 Card processing
  fees, net          9,682     8,163     8,792       (9.19)     7.71
 Foreign exchange
  gains, net         6,934     8,534     8,344       20.33     (2.23)
 Brokerage
  commissions and
  fees               8,654     7,141     8,297       (4.13)    16.19
 Merchant banking
   fees              6,018     9,469     7,467       24.08    (21.14)
 Securities                                          nm
  gains, net             -     2,267     1,622                (28.45)
 Other              20,958    18,213    20,485       (2.26)    12.47
                  --------- --------- ---------
  Total
   noninterest
   income         $185,771  $203,841  $211,205       13.69  %   3.61 %
                  ========= ========= =========


                   Noninterest Expense (Unaudited)

                                                    Percentage Change
                                                            to
                                                    March 31, 2004
                         For the Three Months Ended        from
                      ----------------------------- -----------------
                      March 31, December  March 31,  March   December
                                   31,                 31,      31,
 (Dollars in
  thousands)              2003      2003      2004     2003     2003
 -------------------- --------- --------- --------- -------- --------
 Salaries and other
  compensation        $153,060  $175,256  $170,430    11.35 %  (2.75)%
 Employee benefits      45,047    31,210    48,993     8.76    56.98
                      --------- --------- ---------
     Salaries and
      employee
      benefits         198,107   206,466   219,423    10.76     6.28
 Net occupancy          27,636    32,430    31,582    14.28    (2.61)
 Equipment              16,671    16,689    17,271     3.60     3.49
 Communications         13,844    12,228    13,410    (3.13)    9.67
 Software               12,076    12,648    12,995     7.61     2.74
 Professional
  services              12,014    10,302    11,303    (5.92)    9.72
 Advertising and
  public relations       9,667    10,867     8,727    (9.72)  (19.69)
 Data processing         8,484     7,687     7,625   (10.12)   (0.81)
 Intangible asset
  amortization           2,477     3,075     4,221    70.41    37.27
 Foreclosed asset
  expense (income)          51       (56)      519   917.65      nm
 Other                  41,573    53,552    46,030    10.72   (14.05)
                      --------- --------- ---------
     Total
      noninterest
      expense         $342,600  $365,888  $373,106     8.90 %   1.97 %
                      ========= ========= =========

  nm = not meaningful
                               Exhibit 8



               UnionBanCal Corporation and Subsidiaries

     On an Operating Earnings Basis (reference to exhibit 3) (1)

                   Noninterest Income (Unaudited)

                                                        Percentage
                                                         Change to
                        For the Three Months Ended    March 31 , 2004
                                                            from
                       -----------------------------  ---------------
                       March 31, December  March 31,  March  December
                                    31,                 31,     31,
 (Dollars in
  thousands)               2003      2003      2004    2003     2003
 --------------------- --------- --------- ---------  ------ --------
 Service charges on
  deposit accounts      $72,287   $79,356   $81,096   12.19 %   2.19 %
 Trust and investment
  management fees        32,675    35,102    35,822    9.63     2.05
 International
  commissions and fees   15,345    18,000    17,545   14.34    (2.53)
 Insurance commissions   13,218    17,596    21,735   64.43    23.52
 Card processing fees,
  net                     9,682     8,163     8,792   (9.19)    7.71
 Foreign exchange
  gains, net              6,934     8,534     8,344   20.33    (2.23)
 Brokerage commissions
  and fees                8,654     7,141     8,297   (4.13)   16.19
 Merchant banking fees    6,018     9,469     7,467   24.08   (21.14)
 Securities gains, net        -     2,267     1,622       nm  (28.45)
 Other                   20,958    18,213    20,485   (2.26)   12.47
                       --------- --------- ---------
    Total noninterest
     income            $185,771  $203,841  $211,205   13.69 %   3.61 %
                       ========= ========= =========


                   Noninterest Expense (Unaudited)

                                                    Percentage Change
                                                            to
                       For the Three Months Ended   March 31 , 2004
                                                           from
                      ----------------------------- -----------------
                      March 31, December  March 31,  March   December
                                   31,                 31,      31,
 (Dollars in
  thousands)              2003      2003      2004     2003     2003
 -------------------- --------- --------- --------- -------- --------
 Salaries and other
  compensation        $153,060  $175,256  $170,430    11.35 %  (2.75)%
 Employee benefits      45,047    31,210    48,993     8.76    56.98
                      --------- --------- ---------
     Salaries and
      employee
      benefits         198,107   206,466   219,423    10.76     6.28
 Net occupancy          27,636    32,430    31,582    14.28    (2.61)
 Equipment              16,671    16,689    17,271     3.60     3.49
 Communications         13,844    12,228    13,410    (3.13)    9.67
 Software               12,076    12,648    12,995     7.61     2.74
 Professional
  services              12,014    10,302    11,303    (5.92)    9.72
 Advertising and
  public relations       9,667    10,867     8,727    (9.72)  (19.69)
 Data processing         8,484     7,687     7,625   (10.12)   (0.81)
 Intangible asset
  amortization           2,477     3,075     4,221    70.41    37.27
 Foreclosed asset
  expense (income)          51       (56)      519   917.65      nm
 Other                  41,573    45,802    46,030    10.72     0.50
                      --------- --------- ---------
     Total
      noninterest
      expense         $342,600  $358,138  $373,106     8.90 %   4.18 %
                      ========= ========= =========

  nm = not meaningful


(1) See exhibit 4 for reconciliation of 'reported earnings' to 'operating earnings'.
                               Exhibit 9


    CONTACT: UnionBanCal Corporation
             John A. Rice, Jr., 415-765-2998 (Investor Relations)
             Michelle R. Crandall, 415-765-2780 (Investor Relations) Stephen L. Johnson, 415-765-3252 (Public Relations)